SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: August 12, 2002



                             CompleTel Europe N.V.
              (Exact Name of Registrant as Specified in Charter)


      The Netherlands           000-30075                  98-0202823
       (State or other        (Commission                (IRS Employer
       jurisdiction of         File Number)             Identification #)
       incorporation)


                 Blaak 16, 3011 TA Rotterdam, The Netherlands
                    (Address of Principal Executive Office)


                               (31) 20 666 1701
             (Registrant's telephone number, including area code)



 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release dated August 12, 2002, announcing the publication and distribution of the Registrant's restated reaudited financial statements for the three years ended December 31, 2001, 2000 and 1999.

ITEM 9.  REGULATION FD DISCLOSURE.
--------------------------------------------

On August 12, 2002, CompleTel Europe N.V. (the "Company") issued a press release announcing the publication and distribution of the Company's audited restated annual financial statements, prepared in accordance with generally accepted accounting principles in the United States. The press release is attached hereto as Exhibit 99.1.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


DATE: August 12, 2002                       By: /s/ John Hugo
                                               -------------------------------
                                               John Hugo
                                               Corporate Controller
                                               (Principal Accounting Officer)